UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2015

MGM RESORTS INTERNATIONAL

(Exact name of registrant as specified in its charter)

DELAWARE	001-10362	88-0215232
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

3600 Las Vegas Boulevard South, Las Vegas, Nevada		89109
(Address of principal executive offices)		(Zip code)

(702) 693-7120

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 10, 2015, MGM Resorts International (the “Company”), CityCenter Holdings, LLC, a joint venture which is 50% owned by a wholly-owned subsidiary the Company, and Bank of America, N.A., as collateral agent, entered into Amendment No. 1 (the “Amendment”) to the Third Amended and Restated Sponsor Completion Guarantee, dated as of October 16, 2013 (as amended, the “Completion Guarantee”), which, among other things, amended the definition of “Completion Costs” such that the Completion Guarantee was terminated and the Company was released from any liability thereunder.

The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

The information included in Item 1.01 with respect to the Amendment is incorporated by reference into this Item 1.02.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

Exhibit No.	Description

10.1	Amendment No. 1 to the Third Amended and Restated Sponsor Completion Guarantee, dated June 10, 2015, by and among MGM Resorts International, CityCenter Holdings, LLC, and Bank of America, N.A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2015

MGM Resorts International

By:	/s/ Andrew Hagopian III
Name:	Andrew Hagopian III
Title:	Senior Vice President, Assistant General Counsel & Assistant Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Amendment No. 1 to the Third Amended and Restated Sponsor Completion Guarantee, dated June 10, 2015, by and among MGM Resorts International, CityCenter Holdings, LLC, and Bank of America, N.A.

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